EXHIBIT 10.9

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of August __, 2008, by and among Yi Xin International Copper, Inc., a Delaware corporation (previously known as AFH Holding I, Inc.) (the “Acquiror Company”), the shareholders of the Acquiror Company listed on Schedule A attached hereto (the “Acquiror Company Principal Shareholders”).

The Acquiror Company, and the Acquiror Company Principal Shareholders agree as follows:

1.              Definitions.  Capitalized terms as used in this Agreement shall have the respective meanings set forth in this Section 1:

“Advice” has the meaning set forth in Section 6(d).

“Commission” means the U.S. Securities and Exchange Commission.

“Commission Comments” means written comments pertaining solely to Rule 415 which are received by the Acquiror Company from the Commission to a filed Registration Statement, a copy of which shall have been provided by the Acquiror Company to the Acquiror Company Principal Shareholders, which either (i) requires the Acquiror Company to limit the number of Registrable Securities which may be included therein to a number which is less than the number sought to be included thereon as filed with the Commission or (ii) requires the Acquiror Company to either exclude Registrable Securities held by the Acquiror Company Principal Shareholders or deem any of the Acquiror Company Principal Shareholders to be an underwriter with respect to Registrable Securities it seeks to include in such Registration Statement.

“Coordinated Registration Notice” has the meaning set forth in Section 2(a)(2).

“Coordinated Registration Statement” means a Registration Statement registering any Registrable Securities in accordance with Section 2(a).

“Cut Back Shares” has the meaning set forth in Section 2(c).

“Demand Registration Notice” has the meaning set forth in Section 2(b)(1).

“Demand Registration Statement” means a Registration Statement registering any Registrable Securities in accordance with Section 2(b).

“Effective Date” means, as to a Registration Statement, the date on which such Registration Statement is first declared effective by the Commission.

“Effectiveness Date” means the date on or prior to which the Acquiror Company is obligated to cause a Registration Statement to become effective, according to any agreement or arrangement with holders of Acquiror Company securities including but not limited to any such agreement or arrangement made by the Acquiror Company in connection with a Financing, as such date may be amended or compliance therewith waived by the parties to such agreement or arrangement.

“Effectiveness Period” means, as to any Registration filed by the Acquiror Company, the period commencing on the Effective Date of such Registration Statement and ending on the earlier of (a) such time as all of the Registrable Securities covered by such Registration Statement have been publicly sold by the Acquiror Company Principal Shareholders, or (b) such time as all of the Registrable Securities covered by such Registration Statement may be sold by the Acquiror Company Principal Shareholders without holding or volume restrictions pursuant to Rule 144, in each case as determined by the counsel to the Acquiror Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Acquiror Company’s transfer agent and the Shareholders Representative.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

 “Financing” shall mean, for purposes of this Agreement, a private placement of the Acquiror Company’s equity securities resulting in gross aggregate proceeds to the Acquiror Company in excess of $4.5 million.

 “Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

 “Indemnified Party” has the meaning set forth in Section 5(c).

 “Indemnifying Party” has the meaning set forth in Section 5(c).

 “Initiating Holders” has the meaning set forth in Section 2(b)(1).

 “Losses” has the meaning set forth in Section 5(a).

 “majority-in-interest of the Acquiror Company Principal Shareholders” means Acquiror Company Principal Shareholders holding a majority of the Shares.

 “New York Courts” means the state and federal courts sitting in the City of New York, Borough of Manhattan.

 “Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

 “Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

 “Registrable Securities” means: (i) the Shares and (ii) any securities issued or issuable upon any stock split, combination, recapitalization or similar event.

 “Registration Statement” means any registration statement filed on Form S-1, S-3 or similar form and excluding any registration statement filed on Form S-8 or S-4 or similar form, filed by  the Acquiror Company with the Commission in order to register shares of capital stock of the Acquiror Company, and any additional registration statements required to be filed under any agreement with security holders of the Acquiror Company, including in each case the Prospectus, amendments and supplements to such registration statements or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference therein.

“Response Deadline” has the meaning set forth in Section 2(b)(1).

“Restriction Termination Date” has the meaning set forth in Section 2(c).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Restrictions” has the meaning set forth in Section 2(c).

“Selling Securityholder Questionnaire” means a questionnaire in the form attached to this Agreement as Annex A.

“Selling Securityholder Registration Statement” has the meaning set forth in Section 2(a)(1).

“Securities Act” means the Securities Act of 1933, as amended.

“Shareholder Representative” shall mean AFH Holding and Advisory, LLC.

“Shares” means two million shares of the Acquiror Company’s common stock held by the Acquiror Company Principal Shareholders on the date hereof as adjusted for any stock split, combination, recapitalization or similar event.

“Trading Day” means any day on which the Acquiror Company’s common stock is traded on the principal securities exchange or securities market on which such common stock is then traded.  If the Acquiror Company’s stock is not traded on any securities market or exchange it will mean any day on which stocks listed on the American Stock Exchange are traded.

2.               Registration.

  (a)             Coordinated Registration.

(1)          The Acquiror Company agrees to use its commercially reasonable efforts to include the Acquiror Company Principal Shareholders as “selling shareholders” in any Registration Statement filed by the Acquiror Company with the Commission registering securities of Acquiror Company for the benefit of parties other than Acquiror Company as "selling security shareholders” pursuant to registration rights granted in a Financing (a “Selling Securityholder Registration Statement”), and to cause such Selling Securityholder Registration Statement to cover the resale of all Registrable Securities held by the Acquiror Company Principal Shareholders.

    (2)           If the Acquiror Company intends to file a Selling Securityholder Registration Statement it shall send notice to the Acquiror Company Principal Shareholders prior to the filing of such Registration Statement (a “Coordinated Registration Notice”).   An Acquiror Company Principal Shareholder may elect to have its Registrable Securiteis included in such Coordinated Registration Statement by giving written notice to Acquiror Company within fifteen (15) days after Acquiror Company has given the Coordinated Registration Notice, which notice will indicate the number of Registrable Securities such Acquiror Company Principal Shareholder elects to have included in the Coordinated Registration Statement, together with a true and  complete Selling Securityholder Questionnaire with respect to such Company Principal Shareholder.  The Acquiror Company shall include in the Coordinated Registration Statement those Registrable Securities which the Acquiror Company Principal Shareholders have so elected for inclusion and will include the Acquiror Company Principal Shareholders as “selling shareholders” in such Coordinated  Registration Statement to be filed by Acquiror Company with the Commission.

(3)          The Acquiror Company shall cause each Registration Statement required to be filed to be declared effective under the Securities Act as soon as possible but, in any event, no later than its Effectiveness Date, and shall use its commercially  reasonable efforts to keep each such Registration Statement continuously effective during its entire Effectiveness Period.  By 5:00 p.m. (New York City time) on the Business Day immediately following the Effective Date of each Registration Statement, the Acquiror Company shall file with the Commission in accordance with Rule 424 under the Securities Act the final Prospectus to be used in connection with sales pursuant to such Registration Statement (if such filing is required under such Rule).

            (4)           Nothing herein shall prohibit the Acquiror Company from withdrawing a Coordinated Registration Statement at any time if permitted by the agreement or arrangement pursuant to which the Acquiror Company granted investors registration rights in the Financing or with the consent of the required parties to such agreement or arrangement.

(b)               Demand Registration.

    (1)           Notwithstanding anything to the contrary, if no Coordinated Registration Statement shall have been filed pursuant to Section 2(a) for a period of six (6) months after the closing of the first Financing of the Acquiror Company to occur after the date of this Agreement, the Acquiror Company Principal Shareholders shall be entitled to request registration in accordance with this Section 2(b) as follows:  if the Acquiror Company receives a written request from the holders of fifty percent (50%) or more of the Registrable Securities then outstanding (the “Initiating Holders”) that the Acquiror Company file a Registration Statement under the Securities Act covering the registration of at least fifty percent (50%) of the then outstanding Registrable Securities, then the Acquiror Company will promptly, and in no event later than fifteen (15) days of the receipt thereof, give written notice of such request to all Acquiror Company Principal Shareholders (a “Demand Registration Notice”).  An Acquiror Company Principal Shareholder may elect to have its Registrable Securiteis included in such Demand Registration Statement by giving written notice to Acquiror Company within fifteen (15) days after Acquiror Company has given the Demand Registration Notice, which notice shall include the number of Registrable Securities such Acquiror Company Principal Shareholder wishes to have included in the Demand Registration Notice, together with a  true and complete Selling Securityholder Questionnaire with respect to such Company Principal Shareholder by the Response Deadline.

   (2)           Upon request for registration pursuant to Section 2(b)(1), the Acquiror Company shall use its commercially reasonable efforts to file with the Commission, as expeditiously as possible but no later than sixty (60) days after the Response Deadline, a Demand Registration Statement for the registration of all the  Registrable Securities that the Acquiror Company Principal Shareholders have elected to include in the Demand Registration Statement, and to include the Acquiror Company Principal Shareholders as “selling shareholders” in such Demand Registration Statement.  The Acquiror Company shall use its commercially reasonable efforts to cause such Registration Statement to be declared effective under the Securities Act as soon as possible, and shall use its commercially reasonable efforts to keep each such Registration Statement continuously effective for a period of at least one (1) year, or until all of the Registrable Securities are eligible for resale under Rule 144.  By 5:00 p.m. (New York City time) on the Business Day immediately following the Effective Date of each Registration Statement, the Acquiror Company shall file with the Commission in accordance with Rule 424 under the Securities Act the final prospectus to be used in connection with sales pursuant to such Registration Statement (if such filing is required under such Rule).

(c)              Cut-Back of Registered Shares.  Notwithstanding anything to the contrary contained in this Section 2, if the Acquiror Company receives Commission Comments relating to a Coordinated Registration or a Demand Registration, and following discussions with and responses to the Commission in which the Acquiror Company uses its commercially reasonable efforts to cause as many Registrable Securities as possible to be included in the Coordinated Registration Statement or Demand  Registration Statement, as the case may be, without characterizing any of the Acquiror Company Principal Shareholders as underwriters (and in such regard timely conveys relevant information concerning such issue with the Acquiror Company Principal Shareholders or its respective counsel), the Acquiror Company is unable to cause the inclusion of all Registrable Securities which Acquiror Company Principal Shareholders have elected to have included in such Registration Statement, then the Acquiror Company may, following not less than three (3) Trading Days prior to written notice to the Acquiror Company Principal Shareholders (i) remove from the Registration Statement such Registrable Securities (the “Cut Back Shares”) on a pro rata basis based upon the relative number of Registrable Securities included in the Coordinated Registration Statement or the Demand Registration Statement, as the case may be and beneficially owned by all of the selling shareholders whose shares are being registered by such Registration Statement, calculated on a fully diluted basis, and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities, in each case as the Commission may require in order for the Commission to allow such Registration Statement to become effective; provided, that in no event may the Acquiror Company name any of the Acquiror Company Principal Shareholders as underwriters without such Acquiror Company Principal Shareholder’s prior written consent (collectively, the “SEC Restrictions”).  The required Effectiveness Date for such Registration Statement will be tolled, until such time as the Acquiror Company is able to effect the registration of the Cut Back Shares in accordance with any SEC Restrictions (such date, the “Restriction Termination Date”).  From and after the Restriction Termination Date, all provisions of Section 2 shall again be applicable to the Cut Back Shares (which, for avoidance of doubt, retain their character as “Registrable Securities”) so that the Acquiror Company will be required to file with and cause to be declared effective by the Commission such additional Registration Statements in the time frames set forth herein as necessary to ultimately cause to be covered by effective Registration Statements all Registrable Securities (if such Registrable Securities cannot at such time be resold by the Acquiror Company Principal Shareholders without limitations pursuant to Rule 144).

(d)              Selling Security Holder Information.

  (1)              Each of the Acquiror Company Principal Shareholders agrees to furnish to the Acquiror Company a true and completed Selling Securityholder Questionnaire in accordance with the terms of this Section 2.  If any Selling Securityholder Questionaire is not true and complete when sent to the Acquiror Company, the Acquiror Company may send notice to Acquiror Company Principal Shareholder whose Selling Securityholder Questionnaire is incomplete or otherwise defective which notice will identify the defect with reasonable specificity.  If the Selling Securityholder fails to submit a corrected and complete Selling Securityholder Questionnaire within 7 days thereafter, the Registrable Securities of such Company Principal Shareholder may be excluded form the Coordinated Registration Statement or the Demand Registration Statement, as the case may be.

    (2)            Upon the request of the Acquiror Company, each Acquiror Company Principal Shareholder will provide promptly all information about itself as the Acquiror Company may reasonably request in order that the Acquiror Company may cause any Registration Statement in which such Acquiror Principal Shareholder’s Registrable Securities are being registered to comply with the Securities Act or the rules promulgated thereunder or to respond to comments from the Commission relating to such Registration Statement.

(e)                Notwithstanding anything to the contrary in this Agreement, the Acquiror Company will not be required to effect a Coordinated Registration pursuant to Section 2(a) or Demand Registration pursuant to this Section 2(b):

(1)            after the Acquiror Company has effected one (1) Demand Registration pursuant to Section 2(b) or one (1) Coordinated Registration pursuant to Section 2(a) and such registration has been declared or ordered effective and either, (i) such Registration Statement is effective and no stop order suspending the effectiveness of such registration statement or prospectus or any amendment or supplement has been issued; provided that this subclause (i) will not effect the Accquiror Company’s obligation to register Cut-Back Shares in accordance with Section 2(c), or (ii) all sales thereunder have been consummated.

(2)            during the period starting with the date sixty (60) days prior to the Acquiror Company’s good faith estimate of the date of the filing of, and ending on a date one hundred eighty (180) days following the effective date of, an Acquiror Company Registration, provided that the Acquiror Company is actively employing in good faith all commercially reasonable efforts to cause such registration statement to become effective; or

(3)            if the Acquiror Company furnishes to Acquiror Company Principal Shareholders requesting a registration pursuant to this Section 2(b), a certificate signed by the Acquiror Company’s Chief Executive Officer or Chairman of the Board stating that in the good faith judgment of the Board of Directors of the Acquiror Company, it would be seriously detrimental to the Acquiror Company and its stockholders for such registration to be effected at such time, in which event the Acquiror Company will have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders, provided, that such right to delay a request will be exercised by the Acquiror Company not more than once in any six (6) month period and provided, further, that the Acquiror Company will not register any other of its shares for its own account or for the account of others during such ninety (90) day period.

(4)            If, in the opinion of independent counsel, all of the Registrable Securities are eligible for resale under Rule 144 or other exemption from registration under the Securities Act.

 (f)               No registration initiated by the request of Acquiror Company Principal Shareholders hereunder will count as a Demand Registration under Section 2(b), and no Coordinated Registration pursuant to Section 2(a) will count as a registration under Section 2(a), in the event that:

        (1)           such registration is withdrawn by the Acquiror Company Principal Shareholders because of material adverse information relating to the business, operations, assets, condition (financial or other) or prospects of the Acquiror Company and its subsidiaries taken as a whole,

(2)           if the effect of any cut-back pursuant to Section 2(c) is to reduce the number of shares requested by the Acquiror Company Principal Shareholders to be included in the registration below fifty percent (50%), or

(3)           if the related Registration Statement filed with the SEC is not declared effective or is declared effective but is subject to a stop order or is withdrawn by the Acquiror Company before at least ninety percent (90%) of the securities so registered are sold.

 (g)           Lockup.

(1)           The Acquiror Company Principal Shareholders agree that they shall not sell any Registrable Securities held by them for a period of ninety (90) days following the effective date of a Registration Statement filed pursuant to Section 2(a).

(2)           AFH Holding & Advisory, LLC agrees that it shall not sell any Registrable Securities held by it for a period of ninety (90) days following the effective date of a Registration Statement filed pursuant to Section 2(b).

3.             Registration Procedures.

In connection with the Acquiror Company’s registration obligations hereunder, the Acquiror Company shall:

(a)           Not less than four Trading Days prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto, the Acquiror Company shall furnish to the Acquiror Company Principal Shareholders copies of the “Selling Shareholders” section of such document, the “Plan of Distribution” and any risk factor contained in such document that addresses specifically this transaction or the Selling Shareholders, as proposed to be filed, which documents will be subject to the review of the Acquiror Company Principal Shareholders.  The Acquiror Company shall not file a Registration Statement, any Prospectus or any amendments or supplements thereto in which the “Selling Shareholder” section thereof differs from the disclosure received from the Acquiror Company Principal Shareholders in its Selling Securityholder Questionnaire (as amended or supplemented).  The Acquiror Company shall not file a Registration Statement, any Prospectus or any amendments or supplements thereto in which it (i) characterizes any of the Acquiror Company Principal Shareholders as an underwriter, (ii) excludes an Acquiror Company Principal Shareholder due to the Acquiror Company Principal Shareholder refusing to be named as an underwriter, or (iii) reduces the number of Registrable Securities being registered on behalf of an Acquiror Company Principal Shareholder except pursuant to, in the case of subsection (iii), the Commission Comments, without, in each case, the Acquiror Company Principal Shareholder’s express written authorization.

(b)           (i)  Prepare and file with the Commission such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for its Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably possible provide the Acquiror Company Principal Shareholders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement that would not result in the disclosure to the Acquiror Company Principal Shareholders of material and non-public information concerning the Acquiror Company; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the Registration Statement(s) and the disposition of all Registrable Securities covered by each Registration Statement.

(c)           Notify the applicable Acquiror Company Principal Shareholders as promptly as reasonably possible (and, in the case of (i)(A) below, not less than three Trading Days prior to such filing and, in the case of (v) below, not less than three Trading Days prior to the financial statements in any Registration Statement becoming ineligible for inclusion therein) and (if requested by an Acquiror Company Principal Shareholder) confirm such notice in writing no later than one Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Acquiror Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (the Acquiror Company shall provide true and complete copies thereof and all written responses thereto to the Acquiror Company Principal Shareholders that pertain to the Acquiror Company Principal Shareholders as Selling Shareholders or to the Plan of Distribution, but not information which the Acquiror Company believes would constitute material and non-public information); and (C) with respect to each Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Acquiror Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)           Use its commercially efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(e)           Promptly deliver to the Shareholder Representative, without charge, a printer-ready electronic copy of the complete Prospectus or Prospectuses and each amendment and supplement thereto, to the e-mail address of the Shareholder Representative under Section 6(f).  The Acquiror Company hereby consents to the use of such prospectus and each amendment or supplement thereto by the Acquiror Company Principal Shareholders in connection with the offering or sale of the Registrable Securities covered by such prospectus and any amendment or supplement thereto.

(f)           Prior to any public offering of Registrable Securities, register or qualify such Registrable Securities for offer and sale under the securities or Blue Sky laws of all jurisdictions within the United States as the Acquiror Company Principal Shareholders may reasonably request, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement(s).

(g)           Cooperate with the Acquiror Company Principal Shareholders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement(s), which certificates shall be free, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as the Acquiror Company Principal Shareholders may request.

(h)           Upon the occurrence of any event contemplated by Section 3(c)(v), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the affected Registration Statements or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

4.              Registration Expenses.  All fees and expenses incident to the performance of or compliance with this Agreement by the Acquiror Company shall be borne by the Acquiror Company whether or not any Registrable Securities are sold pursuant to a Registration Statement.  The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading, and (B) in compliance with applicable state securities or Blue Sky laws), (ii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Acquiror Company, and (iii) fees and expenses of all other Persons retained by the Acquiror Company in connection with the consummation of the transactions contemplated by this Agreement.  In addition, the Acquiror Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.

5.              Indemnification.

(a)           Indemnification by the Acquiror Company.  The Acquiror Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless the Acquiror Company Principal Shareholders, the officers, directors, agents, investment advisors, partners, members and employees of thereof, each Person who controls the Acquiror Company Principal Shareholders (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (1) such untrue statements or omissions are based upon information regarding the Acquiror Company Principal Shareholders furnished in writing to the Acquiror Company by the Acquiror Company Principal Shareholders expressly for use therein, or to the extent that such information relates to the Acquiror Company Principal Shareholders or its proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by the Acquiror Company Principal Shareholders expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in Section 3(c) (ii)-(v), the use by the Acquiror Company Principal Shareholders of an outdated or defective Prospectus after the Acquiror Company has notified the Acquiror Company Principal Shareholders in writing that the Prospectus is outdated or defective and prior to the receipt by the Acquiror Company Principal Shareholders of an Advice or an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the Advice or the amended or supplemented Prospectus the misstatement or omission giving rise to such Loss would have been corrected.  The Acquiror Company shall notify the Acquiror Company Principal Shareholders promptly of the institution, threat or assertion of any Proceeding of which the Acquiror Company is aware in connection with the transactions contemplated by this Agreement.

(b)           Indemnification by the Acquiror Company Principal Shareholders. Each Acquiror Company Principal Shareholder shall indemnify and hold harmless the Acquiror Company, its directors, officers, agents and employees, each Person who controls the Acquiror Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based upon: (x) each Acquiror Company Principal Shareholder’s failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent that, (1) such untrue statements or omissions are based upon information regarding the Acquiror Company Principal Shareholder furnished in writing to the Acquiror Company by the Acquiror Company Principal Shareholder expressly for use therein, or to the extent that such information relates to the Acquiror Company Principal Shareholder or such its proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by the Acquiror Company Principal Shareholder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in Section 3(c) (ii)-(v), the use by the Acquiror Company Principal Shareholder of an outdated or defective Prospectus after the Acquiror Company has notified the Acquiror Company Principal Shareholder in writing that the Prospectus is outdated or  defective and prior to the receipt by the Acquiror Company Principal Shareholder of an Advice or an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the Advice or the amended or supplemented Prospectus the misstatement or omission giving rise to such Loss would have been corrected.  In no event shall the liability of an Acquiror Company Principal Shareholder hereunder be greater in amount than the dollar amount of the net proceeds received by the Acquiror Company Principal Shareholder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c)           Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless:  (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party).  The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

(d)           Contribution.  If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations.  The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.  Notwithstanding the provisions of this Section 5(d), no Acquiror Company Principal Shareholder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by the Acquiror Company Principal Shareholder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that the Acquiror Company Principal Shareholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6.             Miscellaneous.

(a)           Remedies.  In the event of a breach by the Acquiror Company or by an Acquiror Company Principal Shareholder, of any of their obligations under this Agreement, the Acquiror Company or the applicable Acquiror Company Principal Shareholder, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.  The Acquiror Company and the Acquiror Company Principal Shareholders agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b)           No Primary Shares Included in Registrations.  The Acquiror Company  may not include securities of the Acquiror Company in a Demand Registration Statement or Coordinated Registration Statement for its own account.

(c)           Compliance.  Each Acquiror Company Principal Shareholder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

(d)           Discontinued Disposition.  Each Acquiror Company Principal Shareholder agrees that, upon receipt of a notice from the Acquiror Company of the occurrence of any event of the kind described in Section 3(c), the Acquiror Company Principal Shareholder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until the Acquiror Company Principal Shareholder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the “Advice”) by the Acquiror Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.  The Acquiror Company may provide appropriate stop orders to enforce the provisions of this paragraph.

(e)           Amendments and Waivers.  The provisions of this Agreement, including the provisions of this Section 6(e), may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Acquiror Company and the Shareholder Representative.    The Shareholder Representative shall not amend, modify, supplement, waive or consent to departures form the provisions hereof without having received the written authorization to do so by majority-in-interest of the Acquiror Company Principal Shareholders.

(f)           Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile (provided the sender receives a machine-generated confirmation of successful transmission) at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as follows:

If to the Acquiror Company:	Hodgson Russ LLP
1540 Broadway, 24th Floor
New York, NY 10036-4039
Facsimile: (716) 849-0349
Attn: Robert J. Olivieri, Esq. and Jeffrey Rinde

If to the Acquiror Company	To the address of such shareholder(s) set forth
Principal Shareholders:	on the signature pages hereto

With a copy to:	Richardson & Patel, LLP
Murdock Plaza
10900 Wilshire Boulevard, Suite 500
Los Angeles, California 90024
Facsimile: (310) 208-1154
Attn.: Kevin K. Leung, Esq.

If to the Shareholder
Representative, to:	AFH Holding & Advisory, LLC
9595 Wilshire Boulevard, Suite 900
Beverly Hills, CA 90212
Facsimile: (310) 300-3412
E-mail: amir@afhholding.com

or such other address as may be designated in writing hereafter, in the manner provided in this subparagraph (g), by such Person.

(g)           Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties.  The Acquiror Company may not assign its rights or obligations hereunder without the prior written consent of the Shareholder Representative.  The Shareholder Representative shall not grant such consent unless it shall have received the prior written consent of a majority-in-interest of the Acquiror Company Principal Shareholders.

(h)           Execution and Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement.  In the event that any signature is delivered by facsimile or other electronic transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(i)             Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, employees or agents) will be commenced in the New York Courts.  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum.  Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any Proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.  If either party shall commence a Proceeding to enforce any provisions of this Agreement, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

(j)             Cumulative Remedies.  The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(k)            Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(l)             Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(m)           Exculpation of Shareholder Representative.  The Acquiror Company Principal Shareholders (other than Shareholder Representative) hereby agree and acknowledge that Shareholder Representative shall act as a representative on behalf the other Acquiror Company Principal Shareholders strictly for purposes of facilitating communications (sending and receiving notices) as a matter of administrative convenience and not for any other purpose, and the Shareholder Representative shall bear no duty under this Agreement, fiduciary or otherwise, to the other Acquiror Company Principal Shareholders.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

ACQUIROR COMPANY:	YI XIN INTERNATIONAL COPPER, INC.

	By:	/s/
Name
Title

ACQUIROR COMPANY
PRINCIPAL SHAREHOLDERS:                                     /s/________________________________
Signature

___________________________________
Name of Shareholder

___________________________________
Authorized Representative

___________________________________
Title

Address: ___________________________

___________________________________

Fax:  (______)  _______________________

ANNEX A

YI XIN INTERNATIONAL COPPER, INC.

Selling Securityholder Notice and Questionnaire

The undersigned beneficial owner of common stock (the “Common Stock”), of Yi Xin International Copper, Inc., a Delaware corporation (previously known as AFH Holding I, Inc.) (the “Acquiror Company”), understands that the Acquiror Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a Registration Statement for the registration and resale of the Registrable Securities.  All capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement to which this Annex A is a part.

The undersigned hereby provides the following information to the Acquiror Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.  Name.

(a)	Full Legal Name of Selling Securityholder

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2.  Address for Notices to Selling Securityholder:

Telephone:________________________________
Fax:______________________________________
Contact Person:_____________________________

3.  Beneficial Ownership of Registrable Securities:

Type and Principal Amount of Registrable Securities beneficially owned:

4.  Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes   ☐                      No   ☐

Note:	If yes, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(b)	Are you an affiliate of a broker-dealer?

Yes   ☐                      No   ☐

(c)
If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes   ☐                      No   ☐

Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5.  Beneficial Ownership of Other Securities of the Acquiror Company Owned by the Selling Securityholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Acquiror Company other than the Registrable Securities listed above in Item 3.

Type and Amount of Other Securities beneficially owned by the Selling Securityholder:

6.  Relationships with the Acquiror Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Acquiror Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

7.  The Acquiror Company has advised the Selling Shareholder that it may not use shares registered on the Registration Statement to cover short sales of Common Stock made prior to the date on which the Registration Statement is declared effective by the Commission, in accordance with 1997 Securities and Exchange Commission Manual of Publicly Available Telephone Interpretations Section A.65.  If a Selling Shareholder uses the prospectus for any sale of the Common Stock, it will be subject to the prospectus delivery requirements of the Securities Act.  The Selling Shareholders will be responsible to comply with the applicable provisions of the Securities Act and Exchange Act, and the rules and regulations thereunder promulgated, including, without limitation, Regulation M, as applicable to such Selling Shareholders in connection with resales of their respective shares under the Registration Statement.

The undersigned agrees to promptly notify the Acquiror Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the Effective Date for the Registration Statement.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the related prospectus.  The undersigned understands that such information will be relied upon by the Acquiror Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner:

By:
Name
Title

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

[           ]

000160/09953 BFLODOCS 2379283v2

SCHEDULE A

ACQUIROR COMPANY PRINCIPAL SHAREHOLDERS

000160/09953 BFLODOCS 2383789v1